Exhibit 99.1   NEWS RELEASE

As previously announced, U.S. Cellular will hold a teleconference Nov. 4, 2016, at 9:30 a.m. CDT.  Listen to the live call via the Events & Presentations page of investors.uscellular.com.

FOR IMMEDIATE RELEASE

U.S. Cellular reports third quarter 2016 results

Net retail connections up 61,000 on prepaid growth;

2016 guidance reaffirmed

CHICAGO, (Nov. 4, 2016) — United States Cellular Corporation (NYSE:USM) reported total operating revenues of $1,010 million for the third quarter of 2016, versus $1,069 million for the same period one year ago. Net income attributable to U.S. Cellular shareholders and related diluted earnings per share were $17 million and $0.20, respectively, for the third quarter of 2016, compared to $64 million and $0.75, respectively, in the same period one year ago.

Note: In the third quarter of 2016, U.S. Cellular terminated a naming rights agreement and recognized a charge of $13 million while, in the third quarter of 2015, it discontinued its loyalty rewards program and recognized $58 million in service revenues.

“U.S. Cellular stayed focused on achieving its long-term objectives throughout the quarter, despite an extremely competitive climate.  While the year over year comparison of financial results is impacted by a couple of items, when I look past those items, I am pleased with the Company’s financial performance,” said Kenneth R. Meyers, U.S. Cellular president and CEO.  “We continue to differentiate ourselves through an unwavering commitment to an exceptional customer experience, including a high-quality network and outstanding customer service.

“Customer loyalty remained strong as evidenced by low churn, and we drove prepaid customer growth significantly as we introduced more attractive promotions.  We are pleased to see continued smartphone adoption and connected device sales which strengthen the demand for data. We had the highest pre-sales in U.S. Cellular history with the iPhone 7 launch, although supply constraints limited sales in the quarter. We also saw greater adoption of equipment installment plans (EIP), which generated growth in equipment revenue and reduced loss on equipment.

“To meet the growing demand for data, we continue to enhance our high-quality network by investing in technology like Voice over LTE (VoLTE). We are pleased to report that our buildout is on schedule as our network team is working toward our first commercial deployment of VoLTE early next year.”

2016 Estimated Results

U.S. Cellular’s current estimates of full-year 2016 results, which are unchanged from the previous estimates, are shown below.  Such estimates represent management’s view as of November 4, 2016.  Such forward‑looking statements should not be assumed to be current as of any future date.  U.S. Cellular undertakes no duty to update such information, whether as a result of new information, future events or otherwise.  There can be no assurance that final results will not differ materially from such estimated results.

2016 Estimated Results
	Current		Previous
(Dollars in millions)
Total operating revenues	$3,900-$4,100		Unchanged
Operating cash flow (1)	$525-$650		Unchanged
Adjusted EBITDA (1)	$725-$850		Unchanged
Capital expenditures	Approx. $	500	Unchanged

The following table provides a reconciliation to Operating Cash Flow and Adjusted EBITDA for 2016 estimated results, and actual results for the nine months ended September 30, 2016 and year ended December 31, 2015.  In providing 2016 estimated results, U.S. Cellular has not completed the below reconciliation to net income because it does not provide guidance for income taxes.  Although potentially significant, U.S. Cellular believes that the impact of income taxes cannot be reasonably predicted; therefore, U.S. Cellular is unable to provide such guidance.

		Actual Results
	2016 Estimated Results	Nine Months Ended September 30, 2016	Year Ended December 31, 2015*
(Dollars in millions)
Net income (GAAP)	N/A	$54	$247
Add back:
Income tax expense (benefit)	N/A	39	156
Income (loss) before income taxes
(GAAP)	$(5)-120	$93	$404
Add back:
Interest expense	110	84	86
Depreciation, amortization and
accretion expense	615	462	606
EBITDA (Non-GAAP)	$720-845	$639	$1,096
Add back (deduct):
(Gain) loss on sale of business and
other exit costs, net	–	–	(114)
(Gain) loss on license sales and
exchanges, net	(15)	(16)	(147)
(Gain) loss on assets disposals, net	20	16	16
Adjusted EBITDA (Non-GAAP) (1)	$725-850	$639	$852
Deduct:
Equity in earnings of unconsolidated
entities	140	110	140
Interest and dividend income	60	41	37
Operating cash flow (Non-GAAP) (1)(2)	$525-650	$488	$675

* Includes $58 million of revenue related to termination of the rewards points program.
Note: Totals may not foot due to rounding differences.

  Adjusted EBITDA (earnings before interest, taxes, depreciation, amortization and accretion) is defined as net income adjusted for the items set forth in the reconciliation above.  Operating cash flow is defined as net income adjusted for the items set forth in the reconciliation above.  Adjusted EBITDA and Operating cash flow are not measures of financial performance under Generally Accepted Accounting Principles in the United States (“GAAP”) and should not be considered as alternatives to Net income or Cash flows from operating activities, as indicators of cash flows or as measure of liquidity.  TDS does not intend to imply that any such items set forth in the reconciliation above are non-recurring, infrequent or unusual; such items may occur in the future.  Management uses Adjusted EBITDA and Operating cash flow as measurements of profitability, and therefore reconciliations to applicable GAAP income measures are deemed appropriate.  Management believes Adjusted EBITDA and Operating cash flow are useful measures of TDS’ operating results before significant recurring non-cash charges, gains and losses, and other items as presented below as they provide additional relevant and useful information to investors and other users of TDS’ financial data in evaluating the effectiveness of its operations and underlying business trends in a manner that is consistent with management’s evaluation of business performance.  Adjusted EBITDA shows adjusted earnings before interest, taxes, depreciation, amortization and accretion, and gains and losses, while Operating cash flow reduces this measure further to exclude Equity in earnings of unconsolidated entities and Interest and dividend income in order to more effectively show the performance of operating activities excluding investment activities.  The table above reconciles Adjusted EBITDA and Operating cash flow to the corresponding GAAP measure, Net income or Income (loss) before income taxes.
  A reconciliation of Operating cash flow (Non-GAAP) to Operating income (GAAP) for September 30, 2016 actual results can be found on the company's website at investors.uscellular.com.

Conference Call Information

U.S. Cellular will hold a conference call on November 4, 2016 at 9:30 a.m. Central Time.

  Access the live call on the Events & Presentations page of investors.uscellular.com or at  https://www.webcaster4.com/Webcast/Page/1145/17986.
  Access the call by phone at 877/407-8029 (US/Canada), no pass code required.

Before the call, certain financial and statistical information to be discussed during the call will be posted to investors.uscellular.com. The call will be archived on the Events & Presentations page of investors.uscellular.com.

About U.S. Cellular

United States Cellular Corporation provides a comprehensive range of wireless products and services, excellent customer support, and a high-quality network to customers with 5 million connections in 23 states. The Chicago-based company had 6,300 full- and part-time associates as of September 30, 2016. At the end of the third quarter of 2016, Telephone and Data Systems, Inc. owned 83 percent of U.S. Cellular. For more information about U.S. Cellular, visit uscellular.com.

Contacts

Jane McCahon, Senior Vice President, Corporate Relations and Corporate Secretary of TDS

312-592-5379

jane.mccahon@tdsinc.com

Julie Mathews, IRC, Investor Relations Director of TDS

312-592-5341

julie.mathews@tdsinc.com

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995:  All information set forth in this news release, except historical and factual information, represents forward-looking statements. This includes all statements about the company’s plans, beliefs, estimates, and expectations. These statements are based on current estimates, projections, and assumptions, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: intense competition; the ability to execute U.S. Cellular’s business strategy; uncertainties in U.S. Cellular’s future cash flows and liquidity and access to the capital markets; the ability to make payments on U.S. Cellular indebtedness or comply with the terms of debt covenants; impacts of any pending acquisitions/divestitures/exchanges of properties and/or licenses,  including, but not limited to, the ability to obtain regulatory approvals, successfully complete the transactions and the financial impacts of such transactions; the ability of the company to successfully manage and grow its markets; the overall economy; the access to and pricing of unbundled network elements; the ability to obtain or maintain roaming arrangements with other carriers on acceptable terms; the state and federal telecommunications regulatory environment; the value of assets and investments; adverse changes in the ratings afforded U.S. Cellular debt securities by accredited ratings organizations; industry consolidation; advances in telecommunications technology; pending and future litigation; changes in income tax rates, laws, regulations or rulings; changes in customer growth rates, average monthly revenue per user, churn rates, roaming revenue and terms, the availability of wireless devices, or the mix of products and services offered by U.S. Cellular. Investors are encouraged to consider these and other risks and uncertainties that are discussed in the Form 8-K Current Report used by U.S. Cellular to furnish this press release to the Securities and Exchange Commission, which are incorporated by reference herein.

For more information about U.S. Cellular, visit:

U.S. Cellular: www.uscellular.com

United States Cellular Corporation
Summary Operating Data (Unaudited)

As of or for the Quarter Ended		9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015
Retail Connections
Postpaid
	Total at end of period	4,484,000	4,490,000	4,454,000	4,409,000	4,341,000
	Gross additions	174,000	197,000	215,000	240,000	200,000
	Feature phones	10,000	8,000	9,000	10,000	14,000
	Smartphones	105,000	107,000	124,000	132,000	119,000
	Connected devices	59,000	82,000	82,000	98,000	67,000
	Net additions (losses)	(6,000)	36,000	45,000	68,000	17,000
	Feature phones	(20,000)	(21,000)	(25,000)	(25,000)	(28,000)
	Smartphones	(7,000)	8,000	20,000	23,000	6,000
	Connected devices	21,000	49,000	50,000	70,000	39,000
	ARPU (1)(8)	$47.08	$47.37	$48.13	$51.46	$58.12
	ABPU (Non-GAAP)(2)(8)	$56.79	$56.09	$56.06	$58.57	$63.88
	ARPA (3)(8)	$125.31	$124.91	$125.36	$131.96	$147.00
	ABPA (Non-GAAP)(4)(8)	$151.16	$147.90	$145.99	$150.19	$161.57
	Churn rate (5)	1.34%	1.20%	1.28%	1.31%	1.41%
	Handsets	1.22%	1.10%	1.18%	1.23%	1.33%
	Connected devices	2.04%	1.84%	2.01%	1.95%	2.20%
	Smartphone penetration (6)	78%	77%	75%	74%	72%
Prepaid
	Total at end of period	480,000	413,000	399,000	387,000	380,000
	Gross additions	132,000	73,000	75,000	69,000	71,000
	Net additions (losses)	67,000	14,000	12,000	7,000	12,000
	ARPU (1)	$34.39	$34.58	$35.51	$35.54	$35.64
	Churn rate (5)	4.84%	4.86%	5.37%	5.40%	5.24%
Total connections at end of period (9)		5,030,000	4,973,000	4,926,000	4,876,000	4,807,000
Smartphones sold as a percent of total
handsets sold		92%	91%	92%	91%	87%
Market penetration at end of period
Consolidated operating population		31,994,000	31,994,000	31,994,000	31,967,000	31,814,000
Consolidated operating penetration (7)		16%	16%	15%	15%	15%
Capital expenditures (millions)		$103	$93	$79	$198	$135
Total cell sites in service		6,374	6,324	6,306	6,297	6,246
Owned towers		4,015	3,988	3,989	3,978	3,957

(1)

Average Revenue Per User (“ARPU”) - metric is calculated by dividing a revenue base by an average number of connections and by the number of months in the period.  These revenue bases and connection populations are shown below:

	▪	Postpaid ARPU consists of total postpaid service revenues and postpaid connections.
	▪	Prepaid ARPU consists of total prepaid service revenues and prepaid connections.
(2)

Average Billings Per User (“ABPU”) - non-GAAP metric is calculated by dividing total postpaid service revenues plus equipment installment plan billings by the average number of postpaid connections and by the number of months in the period.  Refer to the end of this release for a reconciliation of this metric to its most comparable GAAP metric.

(3)	Average Revenue Per Account (“ARPA”) - metric is calculated by dividing total postpaid service revenues by the average number of postpaid accounts and by the number of months in the period.
(4)

Average Billings Per Account (“ABPA”) - non-GAAP metric is calculated by dividing total postpaid service revenues plus equipment installment plan billings by the average number of postpaid accounts and by the number of months in the period.  Refer to the end of this release for a reconciliation of this metric to its most comparable GAAP metric.

(5)	Churn rate represents the percentage of the connections that disconnect service each month. These rates represent the average monthly churn rate for each respective period.
(6)	Smartphone penetration is calculated by dividing postpaid smartphone connections by postpaid handset connections.
(7)	Market penetration is calculated by dividing the number of wireless connections at the end of the period by the total population of consolidated operating markets as estimated by Nielsen.
(8)

The quarter ended September 30, 2015 results include the recognition of $58 million in revenue due to the discontinuation of the loyalty rewards points program.  The discontinuation had the effect of increasing ARPU/ABPU and ARPA/ABPA by $4.48 and $11.34 for the three months ended September 2015, respectively.

(9)	Includes reseller and other connections.

United States Cellular Corporation
Consolidated Statement of Operations Highlights
(Unaudited)

	Three Months Ended September 30,
	2016	2015	2016 vs. 2015
			Increase (Decrease)
(Dollars and shares in millions, except per share amounts)
Operating revenues
Service	$771	$896	$(125)	(14)%
Equipment sales	239	173	66	38%
Total operating revenues	1,010	1,069	(59)	(6)%

Operating expenses
System operations (excluding Depreciation, amortization and accretion reported below)	196	199	(3)	(1)%
Cost of equipment sold	280	287	(7)	(2)%
Selling, general and administrative	370	375	(5)	(1)%
Depreciation, amortization and accretion	155	152	3	2%
(Gain) loss on asset disposals, net	7	3	4	>100%
(Gain) loss on sale of business and other exit costs, net	–	(1)	1	N/M
(Gain) loss on license sales and exchanges, net	(7)	(24)	17	70%
Total operating expenses	1,001	991	10	1%

Operating income	9	78	(69)	(88)%

Investment and other income (expense)
Equity in earnings of unconsolidated entities	38	40	(2)	(5)%
Interest and dividend income	14	9	5	51%
Interest expense	(28)	(21)	(7)	(32)%
Other, net	–	–	–	20%
Total investment and other income	24	28	(4)	(14)%

Income before income taxes	33	106	(73)	(69)%
Income tax expense	15	41	(26)	(63)%
Net income	18	65	(47)	(73)%
Less: Net income attributable to noncontrolling interests, net of tax	1	1	–	(53)%
Net income attributable to U.S. Cellular shareholders	$17	$64	$(47)	(73)%

Basic weighted average shares outstanding	85	84	1	1%
Basic earnings per share attributable to U.S. Cellular shareholders	$0.20	$0.75	$(0.55)	(73)%

Diluted weighted average shares outstanding	85	85	–	-
Diluted earnings per share attributable to U.S. Cellular shareholders	$0.20	$0.75	$(0.55)	(73)%

United States Cellular Corporation
Consolidated Statement of Operations Highlights
(Unaudited)

	Nine Months Ended September 30,
	2016	2015	2016 vs. 2015
			Increase (Decrease)
(Dollars and shares in millions, except per share amounts)
Operating revenues
Service	$2,293	$2,549	$(256)	(10)%
Equipment sales	655	461	194	42%
Total operating revenues	2,948	3,010	(62)	(2)%

Operating expenses
System operations (excluding Depreciation, amortization
and accretion reported below)	572	586	(14)	(2)%
Cost of equipment sold	799	779	20	2%
Selling, general and administrative	1,089	1,107	(18)	(2)%
Depreciation, amortization and accretion	462	450	12	3%
(Gain) loss on asset disposals, net	16	12	4	33%
(Gain) loss on sale of business and other exit costs, net	–	(114)	114	100%
(Gain) loss on license sales and exchanges, net	(16)	(147)	131	89%
Total operating expenses	2,922	2,673	249	9%

Operating income	26	337	(311)	(92)%

Investment and other income (expense)
Equity in earnings of unconsolidated entities	110	110	–	-
Interest and dividend income	41	26	15	59%
Interest expense	(84)	(61)	(23)	(37)%
Other, net	–	(1)	1	26%
Total investment and other income	67	74	(7)	(10)%

Income before income taxes	93	411	(318)	(77)%
Income tax expense	39	161	(122)	(76)%
Net income	54	250	(196)	(78)%
Less: Net income attributable to noncontrolling interests, net of tax	1	7	(6)	(84)%
Net income attributable to U.S. Cellular shareholders	$53	$243	$(190)	(78)%

Basic weighted average shares outstanding	85	84	1	1%
Basic earnings per share attributable to
U.S. Cellular shareholders	$0.63	$2.89	$(2.26)	(78)%

Diluted weighted average shares outstanding	85	85	–	-
Diluted earnings per share attributable to
U.S. Cellular shareholders	$0.63	$2.86	$(2.23)	(78)%

United States Cellular Corporation
Consolidated Statement of Cash Flows
(Unaudited)

	Nine Months Ended September 30,
	2016	2015
(Dollars in millions)
Cash flows from operating activities
Net income	$54	$250
Add (deduct) adjustments to reconcile net income to cash flows from operating activities
Depreciation, amortization and accretion	462	450
Bad debts expense	69	78
Stock-based compensation expense	19	18
Deferred income taxes, net	11	(20)
Equity in earnings of unconsolidated entities	(110)	(110)
Distributions from unconsolidated entities	55	45
(Gain) loss on asset disposals, net	16	12
(Gain) loss on sale of business and other exit costs, net	–	(114)
(Gain) loss on license sales and exchanges, net	(16)	(147)
Noncash interest expense	1	1
Other operating activities	(2)	–
Changes in assets and liabilities from operations
Accounts receivable	1	(54)
Equipment installment plans receivable	(160)	(96)
Inventory	2	91
Accounts payable	45	117
Customer deposits and deferred revenues	(41)	(51)
Accrued taxes	38	161
Accrued interest	7	11
Other assets and liabilities	(36)	(87)
Net cash provided by operating activities	415	555

Cash flows from investing activities
Cash paid for additions to property, plant and equipment	(280)	(407)
Cash paid for acquisitions and licenses	(46)	(286)
Cash received from divestitures and exchanges	20	314
Federal Communications Commission deposit	(143)	–
Other investing activities	–	2
Net cash used in investing activities	(449)	(377)

Cash flows from financing activities
Issuance of long-term debt	–	225
Repayment of long-term debt	(8)	–
Common shares reissued for benefit plans, net of tax payments	4	(1)
Common shares repurchased	(2)	(4)
Payment of debt issuance costs	(2)	(3)
Acquisition of assets in common control transaction	–	(2)
Distributions to noncontrolling interests	(1)	(6)
Other financing activities	2	(2)
Net cash provided by (used in) financing activities	(7)	207

Net increase (decrease) in cash and cash equivalents	(41)	385

Cash and cash equivalents
Beginning of period	715	212
End of period	$674	$597

United States Cellular Corporation
Consolidated Balance Sheet Highlights
(Unaudited)

ASSETS

	September 30,	December 31,
	2016	2015
(Dollars in millions)
Current assets
Cash and cash equivalents	$674	$715
Accounts receivable from customers and others, net	688	672
Inventory, net	140	149
Prepaid expenses	80	81
Other current assets	25	55
Total current assets	1,607	1,672

Assets held for sale	16	–

Licenses	1,866	1,834
Goodwill	370	370
Investments in unconsolidated entities	420	363

Property, plant and equipment
In service and under construction	7,609	7,669
Less: Accumulated depreciation	5,151	5,020
Property, plant and equipment, net	2,458	2,649

Other assets and deferred charges	367	172

Total assets	$7,104	$7,060

United States Cellular Corporation
Consolidated Balance Sheet Highlights
(Unaudited)

LIABILITIES AND EQUITY

	September 30,	December 31,
	2016	2015
(Dollars in millions)
Current liabilities
Current portion of long-term debt	$11	$11
Accounts payable
Affiliated	9	10
Trade	300	275
Customer deposits and deferred revenues	204	251
Accrued taxes	29	28
Accrued compensation	64	68
Other current liabilities	78	105
Total current liabilities	695	748

Deferred liabilities and credits
Deferred income tax liability, net	831	821
Other deferred liabilities and credits	311	290

Long-term debt	1,621	1,629

Noncontrolling interests with redemption features	1	1

Equity
U.S. Cellular shareholders' equity
Series A Common and Common Shares, par value $1 per share	88	88
Additional paid-in capital	1,516	1,497
Treasury shares	(136)	(157)
Retained earnings	2,167	2,133
Total U.S. Cellular shareholders' equity	3,635	3,561

Noncontrolling interests	10	10

Total equity	3,645	3,571

Total liabilities and equity	$7,104	$7,060

United States Cellular Corporation
Financial Measures and Reconciliations
(Unaudited)

Free Cash Flow and Adjusted Free Cash Flow
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
(Dollars in millions)
Cash flows from operating activities (GAAP)	$155	$131	$415	$555
Less: Cash used for additions to property, plant and equipment	102	147	280	407
Free cash flow	53	(16)	135	148
Add: Sprint Cost Reimbursement	2	4	5	28
Adjusted free cash flow (Non-GAAP) (1)	$55	$(12)	$140	$176

(1)

Management uses Free cash flow as a liquidity measure and it is defined as Cash flows from operating activities less Cash paid for additions to property, plant and equipment.  Adjusted free cash flow is defined as Cash flows from operating activities (which includes cash outflows related to the Sprint decommissioning), as adjusted for cash proceeds from the Sprint Cost Reimbursement (which are included in Cash flows from investing activities in the Consolidated Statement of Cash Flows), less Cash paid for additions to property, plant and equipment.  Sprint decommissioning and Sprint Cost Reimbursement are further defined and discussed in our Annual Report on Form 10-K for the year ended December 31, 2015.  Free cash flow and Adjusted free cash flow are non-GAAP financial measures which U.S. Cellular believes may be useful to investors and other users of its financial information in evaluating the amount of cash generated by business operations (including cash proceeds from the Sprint Cost Reimbursement), after Cash paid for additions to property, plant and equipment.

Postpaid ABPU and Postpaid ABPA

U.S. Cellular presents Postpaid ABPU and Postpaid ABPA to reflect the revenue shift from Service revenues to Equipment sales resulting from the increased adoption of equipment installment plans.  Postpaid ABPU and Postpaid ABPA, as previously defined, are non-GAAP financial measures which U.S. Cellular believes are useful to investors and other users of its financial information in showing trends in both service and equipment revenues received from customers.

For the Quarter Ended	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015
(Dollars and connection counts in millions)
Calculation of Postpaid ARPU
Postpaid service revenues	$635	$636	$639	$674	$755
Average number of postpaid connections	4.49	4.48	4.43	4.37	4.33
Number of months in period	3	3	3	3	3
Postpaid ARPU (GAAP metric)	$47.08	$47.37	$48.13	$51.46	$58.12

Calculation of Postpaid ABPU
Postpaid service revenues	$635	$636	$639	$674	$755
Equipment installment plan billings	131	118	105	93	75
Total billings to postpaid connections	$766	$754	$744	$767	$830
Average number of postpaid connections	4.49	4.48	4.43	4.37	4.33
Number of months in period	3	3	3	3	3
Postpaid ABPU (Non-GAAP metric)	$56.79	$56.09	$56.06	$58.57	$63.88

Calculation of Postpaid ARPA
Postpaid service revenues	$635	$636	$639	$674	$755
Average number of postpaid accounts	1.69	1.70	1.70	1.70	1.71
Number of months in period	3	3	3	3	3
Postpaid ARPA (GAAP metric)	$125.31	$124.91	$125.36	$131.96	$147.00

Calculation of Postpaid ABPA
Postpaid service revenues	$635	$636	$639	$674	$755
Equipment installment plan billings	131	118	105	93	75
Total billings to postpaid accounts	$766	$754	$744	$767	$830
Average number of postpaid accounts	1.69	1.70	1.70	1.70	1.71
Number of months in period	3	3	3	3	3
Postpaid ABPA (Non-GAAP metric)	$151.16	$147.90	$145.99	$150.19	$161.57